Destinations Low Duration Fixed Income Fund Class / Ticker: I / DLDFX, Z / DLDZX	Summary Prospectus July 1, 2026

This summary prospectus (“Summary Prospectus”) is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus (“Prospectus”), which contains more information about the Fund and its risks. The Fund’s Prospectus dated July 1, 2026 and statement of additional information dated July 1, 2026, are all incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at https://destinationsfunds.com/#home; by calling 1-877-771-7979; or by writing to the Fund at Brinker Capital Destinations Trust, P.O. Box 2175, Milwaukee, WI 53201.
Investment objective
Current income.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.34%	0.19%
Acquired Fund Fees and Expenses (AFFE)*	0.01%	0.01%
Total Annual Fund Operating Expenses	1.05%	0.90%
Fee Waivers and Expense Reimbursements	(0.05)%**	(0.05)%**
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.00%	0.85%

*
Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the prospectus), which does not take into account the indirect costs of investing in other investment companies.

**
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

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Destinations Low Duration Fixed Income Fund(continued)
Class / Ticker: I / DLDFX, Z / DLDZX
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$102	$329	$575	$1,278
Class Z Shares	$87	$282	$494	$1,103

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its total assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed income securities. The Fund will normally be constructed with an average duration of three years or less. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund primarily invests in bonds, debt, fixed income and income-producing instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, junk bonds, corporate debt, foreign securities (including emerging markets), inflation-indexed bonds, bank loans and assignments, collateralized loan obligations, preferred securities, and special purpose acquisition companies (SPACs). Sub-advisers employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors.
The Fund may invest some of its assets in securities that have not been called or tendered having a maturity date in excess of three years. The Fund will also invest in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Fund’s Sub-advisers to be of comparable credit quality.
The Fund may invest in mortgage-backed securities issued by companies operated or managed by a Sub-adviser or its affiliates and in other investment companies or private investment vehicles managed by a Sub-adviser, subject to limitations imposed by applicable law.
The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain or reduce long or short exposure to one or more asset classes or issuers.
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Destinations Low Duration Fixed Income Fund(continued)
Class / Ticker: I / DLDFX, Z / DLDZX
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes there is a better investment opportunity, there is a deterioration in the credit fundamentals of the issuer or the individual security has reached the sell target.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Sub-advisers to be of comparable quality are predominantly speculative. These instruments commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Mortgage-Backed Securities Risk. The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral
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Destinations Low Duration Fixed Income Fund(continued)
Class / Ticker: I / DLDFX, Z / DLDZX
may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.
Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Asset-Backed Securities Risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.
Bank Loans Risk. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.
Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way.
U.S. Government Securities Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
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Destinations Low Duration Fixed Income Fund(continued)
Class / Ticker: I / DLDFX, Z / DLDZX
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act, as amended, and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.
Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the Statement of Additional Information for additional information.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Collateralized Loan Obligations (CLOs) Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call,
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Destinations Low Duration Fixed Income Fund(continued)
Class / Ticker: I / DLDFX, Z / DLDZX
and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information, such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 3.92% (June 30, 2020)
Worst Quarter: (5.63)% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was 1.35%.
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Destinations Low Duration Fixed Income Fund(continued)
Class / Ticker: I / DLDFX, Z / DLDZX
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	5.77%	4.80%	3.66%
Class Z*	5.96%	4.98%	4.14%
Return After Taxes on Distributions
Class I	3.20%	2.53%	1.76%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	3.39%	2.68%	1.96%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses, or taxes)	7.15%	(0.42)%	1.94%
ICE BofA US Corporate & Government 1-3 Year Index (reflects no deduction for fees, expenses, or taxes)	5.31%	1.97%	2.21%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.
This table compares the Fund’s average annual total returns to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund’s investment strategy.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
Investment adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2017	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

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Destinations Low Duration Fixed Income Fund(concluded)
Class / Ticker: I / DLDFX, Z / DLDZX

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
CrossingBridge Advisors, LLC
David K. Sherman, Chief Investment Officer and Portfolio Manager	2017
Kirk Whitney, Assistant Portfolio Manager	2022
DoubleLine Capital LP
Jeffrey E. Gundlach, Co-Founder, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	2017
Jeffrey J. Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2017
Robert Cohen, Director of Global Developed Credit and Portfolio Manager	2017

Purchase and sale of Fund shares
Fund shares are currently available primarily to investors participating in Brinker Capital’s Destinations investment advisory program, other asset-based fee programs sponsored by the Adviser, or through certain third-party advisory programs. Therefore, you may purchase Fund shares only from the Adviser or through one of the third-party advisory programs that uses the Fund as an investment solution. Notwithstanding the Fund having been designed for asset allocation-based advisory programs, the Fund is also available individually through the Orion platform or certain other investment platforms outside of an advisory program. Subject to the structure of its overall investment portfolio, investors who invest in just the Fund, or who invest in a group of funds other than through an advisory program, may not obtain the same investment exposure or receive the expense economies that result from investing in the Fund(s) through an investment advisory program. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed directly with the Adviser. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange is open.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains.
Payments to financial intermediaries
Neither the Adviser nor the Fund pays financial intermediaries for the sale of Fund shares. If your Fund shares are held through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay such intermediary for services that the intermediary provides to you as a shareholder of the Fund, such as setting up and maintaining your account, processing and settling transactions, providing account statements, maintaining records, and sending you prospectuses and other reports. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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